[English Translation]

Poznań, October 1, 2008

„Sunset Suits” Spółka Akcyjna
61-758 Poznań, 57 Garbary St.
NIP: 7781439259 REGON 300388584

EMPLOYMENT AGREEMENT

On the basis of art. 29 § 1 of the Labor Code, on October 1, 2008, an agrement is concluded between:
„Sunset Suits” Spólka Akcyjna
Represented by	President of the Management Bard Mirosław Kranik
and	Eugeniusz Roszak
residing at:	Poznań, 6/11, Os. Jagiellońskie; 61-225 Poznań

The hereby agreement is concluded for an indefinite period of time from October 1, 2008

The parties agree to the following terms of employment:
1.	Date of commencement of work:	October 1, 2008
2.	Work time:	half-time
3.	Place of work:	Accountancy [Department]
Śrem, 7 Krzyżanowo
4.	Work post:	Chief Accountant
5.	Employee’s remuneration is composed of:
- basic remuneration		PLN 4,500 (four thousand five hundred Polish zloties)
- bonus
6.
The parties mutually agree that the acceptable amount of overtime amounts to 70 work hours per month above the work time described in the agreement; exceeding this limit entititles the employee to remuneration and additional payment for overtime.

01.10.2008 /…/	01.10.2008 /…/
Date and signature of employee	Date and signature of employer or authorized representative

I DECLARE THAT I RECEIVED AN EXCERPT OF THIS AGREEMENT AND FAMILIARIZED MYSELF WITH ITS CONTENT AND I ACCEPT THE PROPOSED WORK AND PAY CONDITIONS. AT THE SAME TIME, I ACKNOWLEDGE THE CONTENT OF THE EMPLOYER’S WORK BY-LAWS AND DECLARE THAT I WILL ACT IN ACCORDANCE TO THE ORDER AND DISCIPLINE OF WORK.

01.10.2008 /…/	01.10.2008 /…/
Date and signature of employee	Date and signature of employer or authorized representative

The personal data included in this agreement are subject to protection under the Act dated August 29, 1997 (OJ 133 item 883).

[English Translation]

Poznań, December 31, 2008

„Sunset Suits” Spółka Akcyjna
61-758 Poznań, 57 garbary St.
NIP: 7781439259 REGON 300388584

Mr. Eugeniusz Roszak

Annex to Employment Agreement

As of January 1, 2009, the parties agreed a change of the work and pay conditions in the part

concerning:          basic remuneration

Basic remuneration	3,930.00 PLN gross

(three thousand nine hundred and thirty Polish zloties)

The remaining conditions of the agreement remain unchanged.

/…/	/…/
Employee	Employer